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                                                                    EXHIBIT 10.2


                                 AMENDMENT NO. 1
                                       TO
                                BRANDING WARRANT

         THIS AMENDMENT NO. 1 TO BRANDING WARRANT (this "Amendment") is made and entered into this 12th day of March, 2001, by and between NATIONAL BROADCASTING COMPANY, INC., a corporation organized under the laws of the State of Delaware (the "Initial Holder" or "NBC"), and VALUEVISION INTERNATIONAL, Inc., a corporation organized under the laws of the State of Minnesota (the "Company"). Terms used but not otherwise defined herein shall have the meaning assigned to such terms in the Branding Warrant (as hereinafter defined).

                                    RECITALS

         WHEREAS, the Company issued to the Initial Holder warrants to purchase 6,000,000 shares of Common Stock on the terms and subject to the conditions set forth in a Warrant Certificate dated November 16, 2000 (the "Branding Warrant"); and

         WHEREAS, the Company and the Initial Holder desire to amend the Branding Warrant as described in this Amendment.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE 1.
                            RIGHTS IN CONNECTION WITH
                       LICENSE AGREEMENT TERMINATION EVENT

         1.1 Clause (Z) of Section 4.1 of the Branding Warrant is hereby amended and restated in its entirety to read as follows:

                  (Z) upon the occurrence of a License Agreement Termination Event, the Warrantholder agrees that the Company shall have the right, with respect to all of the unexercised Warrants hereunder, whether or not vested, to prohibit the valid exercise of all or any such Warrants by the Warrantholder, whether or not vested, until a panel of three arbitrators (unless a single arbitrator can be agreed upon by the parties) affirms the occurrence of such License Agreement Termination Event and a final and binding resolution relating thereto shall be entered in any court of applicable jurisdiction in accordance with the provisions set forth in Section 12.09(b) of the License Agreement, in which case the Warrantholder shall have a period of fifteen (15) days following the receipt by the Warrantholder of the written decision of the arbitrator(s)



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         affirming the occurrence of such License Agreement Termination Event as well as the formal documents evidencing proper entry of the judgment and award in a court of applicable jurisdiction in which to exercise any or all of the Warrants vested at the time of the occurrence of the License Agreement Termination Event, whereupon following the expiration of such fifteen (15) day period such Warrants shall terminate and become void, and all rights hereunder with respect to such Warrants shall thereupon cease.

                                   ARTICLE 2.
                               DISPUTE RESOLUTION

         2.1 The third sentence of Section 19 of the Branding Warrant is hereby amended and restated in its entirety to read as follows:

         The parties hereto further agree that any and all disputes, controversies or differences arising from or in connection with this Agreement shall be settled in accordance with the provisions of Section 12.9(b) of the License Agreement or any successor provision thereto, and that they will otherwise not bring suit with respect to any disputes, except as expressly set forth below, arising out of this Warrant Certificate for the execution or enforcement of judgment, in any jurisdiction other than the above specified courts.

                                    ARTICLE 3
                               GENERAL PROVISIONS

         3.1 All the provisions of this Amendment shall be deemed to be incorporated in, and made part of, the Branding Warrant; and the Branding Warrant, as supplemented and amended by this Amendment, shall be read, taken and construed as one and the same instrument.

         3.2 The headings of the Articles of this Amendment are inserted for convenience of reference and shall not be deemed to be a part hereof.

         3.3 This Amendment may be executed in counterparts, each of which shall be deemed an original but which together shall constitute one instrument.




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         IN WITNESS WHEREOF, each party has caused this Amendment to be signed and delivered by its duly authorized representative, effective as of the date first above written.



                                       NATIONAL BROADCASTING COMPANY, INC.


                                       By: /s/ Bruce Campbell
                                          --------------------------------------
                                           Its: V.P., Corporate Development


                                       VALUEVISION INTERNATIONAL, INC.


                                       By: /s/ Nathan E. Fagre
                                          --------------------------------------
                                          Its: Senior Vice President and
                                               General Counsel




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